Rule 497(e)
Registration No. 333-263619

VOLATILITY SHARES TRUST

(the “Trust”)

2x Ether ETF

(the “Fund”)

Supplement dated March 26, 2025 (“Supplement”) to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),

Each dated July 17, 2024, as supplemented September 16, 2024

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

On March 19, 2025, the Trust’s Board of Trustees approved a reverse stock split (the “Reverse Stock Split”) on 2x Ether ETF (Cboe BZX Exchange, Inc. symbol: ETHU). The Reverse Stock Split will not change the value of a shareholder’s investment, only the number of shares that shareholder will hold after the Reverse Stock Split.

The Fund will execute a 1 for 20 Reverse Stock Split of its shares. The Reverse Stock Split will be effective at the market open on April 9, 2025, when the Fund begins trading at its respective post-Reverse Stock Split prices. The ticker symbol for the Fund will not change, but the Fund will be issued a new CUSIP number: 92864M798. The Reverse Stock Split will increase the price per share of the Fund with a proportionate decrease in the number of shares outstanding. Specifically, every 20 pre-Reverse Stock Split shares held by a Fund shareholder will result in the receipt of one post-Reverse Stock Split share, which will be priced 20 times higher than the net asset value of a pre-Reverse Stock Split share.

For Fund shareholders who hold quantities of shares that are not an exact multiple of the applicable Reverse Stock Split ratio (i.e., not a multiple of 20), the Reverse Stock Split will result in the creation of a fractional share. Post-Reverse Stock Split fractional shares will be redeemed for cash and sent to the shareholder’s broker of record. This redemption may cause some shareholders to realize gains or losses, which could be a taxable event for those shareholders.

The Trust announced the foregoing via a press release dated March 26, 2025.